STEIN ROE ASIA PACIFIC FUND

                    Supplement to February 1, 2001 Prospectus

The Fund's prospectus is amended as follows:

(1) On June 4, 2001, Liberty Financial Companies, Inc. (Liberty Financial), an intermediate parent of the Fund's investment advisor, Stein Roe & Farnham Incorporated (Stein Roe), announced that Fleet National Bank has agreed to acquire Liberty Financial's asset management business, including Stein Roe. Fleet National Bank is an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. The closing of the proposed transaction is expected to take place during the second half of 2001 and is subject to a number of conditions, including approval by the shareholders of Liberty Financial. In addition, under the rules for mutual funds, the proposed transaction may result in a change of control of Stein Roe and, therefore, an assignment of its investment advisory and sub-advisory contracts with the Fund. The assignment of these contracts generally requires shareholder approval under the Investment Company Act of 1940. Consequently, it is anticipated that Stein Roe will seek approval of new contracts from the Board of Trustees of Liberty-Stein Roe Funds Investment Trust, of which the Fund is a series, and from shareholders of the Fund prior to the consummation of the proposed transaction. The new contracts will be identical to the current contracts in all respects except for their effective and termination dates. The new contracts will have no effect on the contractual advisory and sub-advisory fee rates payable by the Fund.

(2)  The "ANNUAL FUND OPERATING  EXPENSES" table on page 10 of the prospectus is
     replaced  with  the  following   (footnote  (a)  is  not  altered  by  this
     supplement):


A N N U A L  F U N D  O P E R A T I N G  E X P E N S E S (b)
(expenses that are deducted from Fund assets)

Management fees (c)                                                        1.10%


Distribution (12b-1) fees                                                  None


Other expenses                                                             2.70%

------------------------------------------------------- ------------------------

Total annual fund operating expenses (d)                                   3.80%


(b) Fund expenses include management fees and administrative costs such as furnishing the Fund with offices and providing tax and compliance services.

(c) Management fees includes both the management fee and the administrative fee charged to the Fund.

(d) The Fund's advisor has voluntarily agreed to reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of interest, taxes and extraordinary expenses, if any) will not exceed 2.00%. As a result, the actual management fee would be 0.00%, other expenses would be 2.00% and total annual fund operating expenses would be 2.00%. This arrangement may be modified or terminated by the advisor at any time. A reimbursement lowers the expense ratio and increases overall return to investors.



(3) The "EXPENSE EXAMPLE" table on page 11 of the prospectus is replaced with the following:


                          E X P E N S E  E X A M P L E

                        1 yr           3 yrs           5 yrs          10 yrs
------------------ --------------- --------------- -------------- --------------


Asia Pacific Fund       $382           $1,161          $1,958         $4,036







DIR-36/306G-0601                                                    June 5, 2001